RECLAMATION PROVISION	3 Months Ended
Mar. 31, 2014
RECLAMATION PROVISION
RECLAMATION PROVISION

13.   RECLAMATION PROVISION

  Agnico Eagle's reclamation provision includes both asset retirement obligations and environmental remediation liabilities. Reclamation provision estimates are based on current legislation, third party estimates, management's estimates and feasibility study calculations.

  Due to the suspension of mining operations at the Goldex mine's GEZ on October 19, 2011, Agnico Eagle recognized an environmental remediation liability. During the first quarter of 2014, the Company incurred $1.9 million in remediation costs that were applied against the environmental remediation liability recognized in 2011. As at March 31, 2014, the remaining Goldex mine environmental remediation liability was $12.4 million, $0.8 million of which was classified as a current liability.